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                                                                    Exhibit 99.1
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             C    O    R     P    O    R    A    T     I    O    N

                          28101 BALLARD ROAD, SUITE F
                             LAKE FOREST, IL 60045
                                www.endorex.com

Endorex Contact:                       Corporate Technology
Michael Rosen                          Development, Inc. Contacts:
President & CEO                        Steve H. Kanzer
847-573-8990                           President
                                       305-777-2258

Investor/Media Contact:                Nicholas Stergiopoulos
The Investor Relations Group           Director of Business Development
Dian Griesel, Ph.D./Lisa Lindberg      305-777-2258
212-825-3210
TheProTeam@aol.com


                       ENDOREX TO ACQUIRE PRIVATELY HELD
                            PHARMACEUTICAL COMPANY

         Acquisition Will Significantly Expand Clinical Stage Product
                 Portfolio with "Fast-Track" Phase III Program

                                      and

              Strengthen Management Team with the Addition of New
               Chairman and Chief Executive Officer, Colin Bier

CHICAGO, Illinois and MIAMI, Florida, August 1, 2001 (Business Newswire). On July 31, 2001, Endorex Corporation (Amex: DOR - news) and Corporate Technology Development, Inc. ("CTD"), a privately held specialty pharmaceutical company based in Miami, Florida, have entered into a definitive agreement for Endorex to acquire all of the outstanding capital stock of CTD in a stock-for-stock merger.

The boards of directors of Endorex and CTD have each approved the merger and the merger agreement and have agreed to recommend that their respective stockholders vote in favor of the Merger. Certain stockholders of CTD holding a majority of CTD's outstanding preferred stock and a majority of CTD's outstanding common stock have entered into a voting agreement pursuant to which they have agreed to vote for the merger.

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This acquisition will broaden Endorex's product pipeline by the addition of two drug candidates currently in clinical development as well as other products in preclinical development. Additionally, as of June 30, 2001, CTD had no debt and approximately $5 million in cash which CTD believes will be sufficient to fund development of these two products in the near term and to take orBec(TM), its lead drug candidate in phase III clinical trials, through the FDA approval process. Furthermore, CTD's Chairman, Colin Bier, Ph.D., will join the Endorex management team as Chairman and CEO, and two other CTD board members, along with Mr. Bier, will join the Endorex board.

Michael Rosen, Endorex's President and Chief Executive Officer stated, "The addition of CTD's clinical pipeline of drug candidates, one of which is in a phase III clinical trial, increases the depth of the Endorex product pipeline. This portfolio of novel and proprietary formulations of off-patent small molecule drugs complements our oral delivery programs of large molecule (peptide- and protein-based) drugs such as human growth hormone, insulin and vaccines. Furthermore, with this acquisition, Endorex strengthens its balance sheet with additional cash. CTD represented a unique opportunity to acquire late clinical stage oral and mucosally-delivered product candidates, cash resources that we believe is sufficient to develop those product candidates to market, an intellectual property portfolio and an opportunity to further diversify our shareholder base with additional investor groups."

Colin Bier, Ph.D., CTD's Chairman, stated: "We believe that the combined product portfolio of the two companies, together with the strength of our combined balance sheet and organizational network will create an exciting company with products to enhance patient quality of life. I look forward to joining the Endorex team."

Drug Pipeline

orBec(TM), which is currently in a multi-center phase III clinical trial, is under development for the treatment of intestinal graft-versus-host disease ("GVHD"), a life-threatening complication affecting the skin, liver, and the gastrointestinal tract ("GI") following bone marrow transplantation. According to the International Bone Marrow Transplant Registry & Autologous Blood and Marrow Transplant Registry, there were 17,000 allogeneic bone marrow transplants (transplants of blood or bone marrow cells from another person) worldwide in 1998. It is estimated that intestinal GVHD affects approximately 15-30 percent or about 2500 to 5100 of these patients per year worldwide, and results in a high mortality rate. Allogeneic transplants remain a viable treatment strategy for a variety of cancers. CTD is also planning other phase II clinical trials for the treatment of other GI related disorders, which represent larger market segments.

The FDA has granted orBec(TM) "fast track" status for the treatment of intestinal GVHD, allowing for an expedited review process. orBec(TM) has also been designated as an "orphan drug" by the FDA for the prevention of Intestinal GVHD.

orBec(TM) is an oral dual-release formulation of beclomethasone dipropionate, or "BDP," a potent site-active corticosteroid drug. BDP has already been approved by the FDA and is sold by

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GlaxoSmithKline, as Beconase(R), in an inhaled and nasal formulation for the treatment of asthma, allergic rhinitis, and nasal polyposis. orBec(TM) allows for larger doses of BDP to be delivered to the afflicted GI area without systemic side effects associated with other steroids used to treat intestinal GVHD.

CTD's second clinical-stage compound is Oraprine(TM), a liquid formulation of a commonly prescribed immunosuppressant, azathioprine the active pharmaceutical ingredient in Imuran(R). Imuran(R) is currently marketed in tablet form for the treatment of transplant rejection by Faro Pharmaceuticals, Inc. in North America and GlaxoSmithKline worldwide. Oraprine(TM) has recently completed a phase I bioequivalency trial which demonstrated that Oraprine(TM) is equivalent to Imuran(R). In addition, a pilot phase I/II has been completed for the treatment of chronic oral autoimmune diseases, such as oral GVHD. Oraprine(TM) has been designated an "orphan drug" for the treatment of oral GVHD.

Management Team

Upon closing, CTD's Chairman, Colin Bier, Ph.D., will join Endorex as Chairman of the Board and Chief Executive Officer. The current Chairman, Kenneth Tempero, M.D., Ph.D., will continue to serve as a director of Endorex. Michael S. Rosen, the current Endorex President and Chief Executive Officer, will remain as President and assume the newly created position of Chief Operating Officer of Endorex. Steve H. Kanzer, currently CTD's President and Chief Executive Officer and an Endorex director, will remain on the Endorex board. Three members of the CTD board, including Dr. Bier, will become members of the Endorex board.

Colin Bier, Ph.D., has served as Chairman of the Board of Directors of CTD since 2000 and as a director since 1998. Since 1989, Dr. Bier has been Managing Director of ABA BioResearch, an independent bioregulatory consulting firm. Dr. Bier also serves as chief executive of the Centre for Translational Research in Cancer R&D Inc. of the Sir Mortimer B. Davis - Jewish General Hospital in Montreal, Canada. Dr. Bier is a director of two public biopharmaceutical companies. He is also a Senior Advisor to TVM TechnoVenture Management. Dr. Bier received his Ph.D. in Experimental Pathology from Colorado State University, and pursued a post-doctoral fellowship in pathology at McGill University.

Merger Agreement

Under the terms of the merger agreement, each share of CTD common stock will convert into the right to receive approximately .271443 of a share of Endorex common stock and each share of CTD Series A preferred stock will convert into the right to receive approximately 1.008466 shares of Endorex common stock. An independent financial advisor retained by Endorex rendered their opinion to Endorex's Board that the merger is fair to the stockholders of Endorex from a financial point of view. Endorex will issue approximately 9.4 million shares of common stock, representing approximately 43% of the currently outstanding common stock of Endorex, at the closing of the merger and will reserve approximately
0.6 million shares of common stock for issuance upon exercise of CTD options and warrants assumed by Endorex

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in connection with the merger. The merger is subject to the approval of the stockholders of Endorex and CTD, other customary terms and the satisfaction of certain other conditions. The merger agreement contains potential $1 million break-up fees which would become payable by either Endorex or CTD, as applicable, in the event of certain specified occurrences. The merger agreement prohibits Endorex from directly or indirectly taking certain actions relating to the solicitation of alternative proposals or offers for Endorex to acquire other entities, except in limited circumstances, and CTD is prohibited from directly or indirectly taking certain actions relating to the solicitation of competing proposals or offers to acquire all or any part of CTD's stock or assets. The merger is intended to constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction.

Endorex

Endorex is a drug delivery company developing oral and mucosal formulations of protein- and peptide-based drugs that are traditionally delivered in an injectable format. Endorex anticipates that this alternative delivery system will enhance patient quality of life and potentially reduce the overall healthcare cost related to needle-based delivery. The investment bank of S. G. Cowen & Co. estimates that sales of protein and peptide-based drugs will reach $18.5 billion during 2001, with most of the products being sold available only in an injectable formulation. Endorex's strategy is to work with major pharmaceutical and biotech companies to convert their existing injectable products into an oral or mucosal formulation, which Endorex believes can enhance patient quality of life and compliance and extend the partner company's product life cycle via access to Endorex's patent portfolio of over 50 issued patents. For further information regarding Endorex, please visit the company's website located at www.endorex.com.

CTD

Founded in 1998, CTD is a development stage specialty pharmaceutical company that develops oral and mucosal formulations of already FDA-approved drugs for new therapeutic indications. CTD has two products in clinical development. CTD has 8 issued patents in the U.S. and internationally and an additional 10 patent applications pending. CTD's investors include TVM TechnoVenture Management, Nomura Bank and Paul Capital Partners. For further information regarding CTD, please visit the company's website located at www.corpdevelop.com.

This press release contains "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995 regarding Endorex's, CTD's and the combined companies' plans, expectations, intentions and strategies regarding the future. These statements include "forward looking statements" about Endorex's, CTD's and the combined companies' products, product development and product pipeline. All forward-looking statements included in this release are based upon information available to Endorex and CTD as of the date of this release, and neither Endorex, CTD nor the combined companies assume any obligation to update any such forward-looking statements. These statements are not guarantees of future performance or results and actual results could differ materially from current expectations. Factors that could cause or contribute to such differences include, but are not limited to, product integration risk, the possibility that the operations and management of Endorex and CTD will not be successfully integrated, the possibility that the transactions described herein might not be consummated, the effects of the public announcement on Endorex's stock price and the progress of certain drug development projects and that benefits sought to be achieved by the transaction will not be achieved. Furthermore, Endorex, CTD and the combined companies cannot assure you that they will be able to successfully develop or commercialize products based on their technology, particularly in light of the significant uncertainty inherent in developing drug and drug delivery products, conducting clinical trials and obtaining regulatory approvals, that their technologies will prove to be safe and effective, that their cash expenditures will be at projected levels, that product development and commercialization efforts will not be reduced or discontinued due to difficulties or delays in clinical trials or due to

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lack of progress or positive results from research and development efforts, that they will be able to successfully patent, register or protect their technology, trademarks and products, or that the business strategies of Endorex, CTD or the combined companies will be successful. In addition to the matters described in this press release, risk factors as described from time to time in Endorex's filings with the Securities and Exchange Commission, including, but not limited to, Endorex's most recent reports on Form 10-QSB, Form 10-KSB, as amended, and Endorex's Registration Statement on Form S-3, as amended, may affect Endorex's financial results.

Additional Information and Where to Find It: It is expected that Endorex will file a Registration Statement on SEC Form S-4 and Endorex and CTD will file a Joint Proxy Statement/Prospectus with the SEC in connection with the transaction, and that Endorex and CTD will mail a Joint Proxy Statement/Prospectus to stockholders of Endorex and CTD containing information about the transaction. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Endorex, CTD, the transaction, the persons soliciting proxies relating to the transaction, their interests in the transaction and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Joint Proxy Statement/Prospectus and these other documents may also be obtained from Endorex by directing a request by mail to Endorex at 28101 Ballard Drive, Suite F, Lake Forest, IL 60045-4544, telephone (847) 573-8990, or from CTD by directing a request by mail to CTD at 1680 Michigan Avenue, Suite 700, Miami, Florida 33139, telephone 305-777-2258.

In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, Endorex files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Endorex at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

Endorex's filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Endorex, CTD, directors and certain executive officers of Endorex and CTD, Paramount Capital, Inc. and certain affiliates and employees of Paramount Capital, Inc., may be considered participants in the solicitation of proxies in connection with the merger. Certain directors and executive officers may have direct or indirect interests in the merger due to securities holdings of Endorex and CTD and rights to bonus payments following the merger. Paramount Capital, Inc. and certain affiliates and employees of Paramount Capital, Inc. may be paid to solicit proxies in connection with the merger and may have direct or indirect interests in the merger due to their securities holdings of Endorex and CTD. In addition, certain directors and officers, after the merger, will be indemnified by Endorex and will benefit from insurance coverage for liabilities that may arise from their service as directors and officers of CTD prior to the merger. Additional information regarding the participants in the solicitation will be contained in the Joint Proxy Statement/Prospectus to be filed by Endorex and CTD with the SEC.

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